UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 15, 2009

PetroAlgae Inc.

(Exact name of registrant as specified in its charter)

Delaware	33-0301060
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1901 S. Harbor City Blvd., Suite 300 Melbourne, FL	32901
(Address of principal executive offices)	(Zip Code)

321-409-7407

(Our telephone number)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 15, 2009, PetroAlgae Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Engineering Automation and Design, Inc., a Nebraska corporation (“EAD”), pursuant to which the Company issued to EAD 151,057 shares of common stock, par value $0.001 per share, of the Company (the “Shares”) as partial consideration, in advance, for certain services relating to the design and engineering, and construction of facilities for the growth and harvesting of algae for the production of algae oil provided by a wholly-owned subsidiary of EAD to the Company’s subsidiary, PA LLC. The deemed purchase price for the Shares was $1,000,000 for a per-share purchase price of $6.62.

The Stock Purchase Agreement and the transactions contemplated therein are more fully discussed in Item 3.02 of this Current Report on Form 8-K and, to the extent required by Item 1.01 of Form 8-K, the information contained in or incorporated by reference into Item 3.02 of this Current Report is hereby incorporated by reference into this Item 1.01.

ITEM 3.02.	UNREGISTERED SALES OF EQUITY SECURITIES.

On January 15, 2009, the Company issued 151,057 Shares to EAD. These Shares were partial consideration, in advance, for services to be performed prior to June 30, 2009. The Company is currently negotiating a formal written development services agreement with EAD governing services to be provided to PA LLC, and it is anticipated that a final form of services agreement will be signed within sixty days. The Shares will account for $1,000,000 of the total consideration to be paid to EAD, with the remainder of the total consideration to be paid in cash or cash equivalents in amounts to be mutually agreed.

The Shares are subject to repurchase rights in favor of the Company, which shall lapse as the services are provided. EAD has also agreed to be bound by a lock-up agreement and registration rights agreement (providing for piggyback rights but not demand registration rights) that will be signed within sixty days. If these additional agreements are not signed within sixty days, the Stock Purchase Agreement shall terminate and the Shares will immediately return back to the Company.

The Shares were sold in a private placement exempt from registration pursuant to Section 4(2) of the Securities Act of 1933.

ITEM 7.01.	REGULATION FD DISCLOSURE.

On January 22, 2009, the Company issued a press release announcing its new ticker symbol. A copy of that press release is attached as Exhibit 99.1 hereto and is incorporated into this Item 7.01 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information included or incorporated in this Item 7.01 from Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such information and exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated January 22, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROALGAE INC.

Date: January 22, 2009	By:	/s/ David Szostak
	Name:	David Szostak
	Title:	President